SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Workhorse Group Inc.

2017

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

*, 2017

at 10:00 a.m. Eastern Time

100 Commerce Drive
Loveland, Ohio 45140

Workhorse Group Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON *, 2017

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Workhorse Group Inc. (“Workhorse” or the “Company”) will be held at 100 Commerce Drive, Loveland, Ohio 45140, on *, 2017, at 10:00 a.m. Eastern Time, to consider the following proposals:

1.	To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2017;

3.	To approve the 2017 Incentive Stock Plan (the “2017 Incentive Plan”) and to authorize 5,000,000 shares of Common Stock for issuance thereunder;

4.	To conduct a non-binding, advisory vote to approve the compensation of our named executive officers;

5.	To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000; and

6.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1 – 5. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. If you plan to attend the Annual Meeting in person, please be sure to bring your proxy card and photo identification. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.

You may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held *, 2017. In addition to the copies you have received, the Proxy Statement and our 2016 Annual Report on Form 10-K to Stockholders are available at: http://*.

By Order of the Board of Directors

/s/ Raymond Chess
Raymond Chess
Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Workhorse Group Inc.
100 Commerce Drive

Loveland, Ohio 45140
(513) 297-3640

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Workhorse Group Inc. (“Workhorse” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at our corporate offices located at 100 Commerce Drive, Loveland, Ohio 45140 on *, 2017, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about *, 2017.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on *, 2017, will be entitled to receive notice of, attend and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Workhorse Group Inc. has furnished these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on *, 2017, at 10:00 a.m. local time at our corporate office located at 100 Commerce Drive, Loveland, Ohio 45140. These materials have also been made available to you on the Internet. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about *, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

What is the proxy card?

The proxy card enables you to appoint Stephen S. Burns, our Chief Executive Officer, and Julio C. Rodriguez, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2017, (iii) approving the 2017 Incentive Stock Plan and to authorize 5,000,000 shares of Common Stock for issuance thereunder, (iv) a non-binding, advisory vote to approve the compensation of our named executive officers and (v) to approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. In addition, management will report on the performance of the Company during fiscal year 2016 and respond to questions from stockholders.

1

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were * shares of Workhorse common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least * votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on *, 2017, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on *, 2017, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

2

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive. You must bring valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. You must bring valid photo identification such as your driver’s license or passport.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal. All other matters are considered non-routine matters and, accordingly, brokers do not have discretionary voting power with respect to such matters.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

3

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2017, but cannot vote on non-routine matters, such as the other proposals presented in this Proxy Statement.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

●	for ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent auditors for the fiscal year ending December 31, 2017;

●	for approval of the 2017 Incentive Stock Plan and to authorize 5,000,000 shares of Common Stock for issuance thereunder;

●	for approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

●	for approval of an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140; Attention: Chief Financial Officer.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting. Further, on May 19, 2017, Stephen S. Burns and the Company entered into an Executive Retention Agreement whereby Mr. Burns was retained as Chief Executive Officer in consideration of an annual salary of $350,000. Further, the Company entered Executive Retention Agreements with Duane Hughes as Chief Operating Officer/President at an annual salary of $275,000 and Julio Rodriguez as Chief Financial Officer at an annual salary of $225,000. Subject to the Company adopting an equity incentive plan and increasing its authorized shares of common stock, the Company also granted stock options exercisable at $5.28 per share to Mr. Burns, Mr. Hughes and Mr. Rodriguez Stock Options to acquire 1,000,000, 400,000 and 200,000 shares of common stock of the Company, respectively, which are exercisable for a period of ten years. The Stock Options vest in 16 equal quarterly tranches.

4

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Workhorse’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of *, 2017, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner (1)		Common Stock Beneficially Owned	Percentage of Common Stock Owned (2)
Joseph T. Lukens	(3)	6,695,335	18.9%
Stephen D. Baksa 2 Woods Lane Chatham, NJ 07928	(4)	3,389,442	9.4%
Stephen S. Burns *	(5)	1,635,627	4.4%
Benjamin Samuels *	(6)	1,202,856	3.3%
Raymond Chess *	(7)	150,000	**
Gerald Budde *	(8)	135,000	**
Harry DeMott *	(9)	50,000	**
Duane Hughes*	(10)	85,000	**
Julio C. Rodriguez *	(11)	202,933	**

Executive officers and directors as a group (seven people)		3,461,416	9.4%
*	Executive officer and/or director of the Company.

**	Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Workhorse Group Inc, 100 Commerce Drive, Loveland, Ohio 45140.

(2)	Applicable percentage ownership is based on 35,956,697 shares of common stock outstanding as of June 1, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of June 1, 2017 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Represents (i) 3,491,888 shares of common stock held directly by Mr. Lukens; (ii) 154,871 shares of common stock held by The Joe & Kim Lukens Foundation; (iii) 2,697,147 shares of common stock held by the US Trust Company of Delaware Administrative Trustee of the Joe & Kim Lukens Dynasty Trust; (iv) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Nathan J. Lukens U/T/A Dated 2/23/2016; (v) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Roman E. Lukens U/T/A Dated 2/23/2016; and (vi) a common stock purchase warrant to acquire 571,429 shares of common stock at $5.28 per share.

(4)	Represents (i) 3,358,421 shares of common stock held directly by the Mr. Baksa; and (ii) 31,000 shares of common stock held by the Stephen D. Baksa 2012 Trust F/B/O Sarah E. Marra, F/B/O Brian S. Baksa.

(5)	Represents (i) 796,687 shares of common stock held by Mr. Burns, (ii) 50,000 shares of common stock held by Mr. Burns’ wife, (iii) a stock option to acquire 35,000 shares of common stock at $7.21 per share, (iv) a stock option to acquire 10,000 shares of common stock at $7.21 per share, (v) a stock option to acquire 40,000 shares of common stock at $4.99 per share, (vi) a stock option to acquire 50,000 shares of common stock at $1.75 per share, (vii) a stock option to acquire 50,000 shares of common stock at $1.40 per share, (viii) a stock option to acquire 281,440 shares of common stock at $0.10 per share, (ix) a stock option to acquire 50,000 shares of common stock at $1.75 per share, (x) a stock option to acquire 40,000 shares of common stock at $2.90 per share, (xi) a stock option to acquire 50,000 shares of common stock at $6.00 per share, (xii) a stock option to acquire 30,000 shares of common stock at $1.10 per share, (xiii) a stock option to acquire 30,000 shares of common stock at $7.20 per share, (xiv) a stock option to acquire 60,000 shares of common stock at $4.00 per share and (xiv) a stock option to acquire 62,500 shares of common stock at $5.28 per share.

(6)	Represents (i) 762,532 shares of common stock held by Samuel 2012 Children’s Trust UAD 10/28/12 (the “Trust”), (ii) a common stock purchase warrant to acquire 237,467 shares of common stock at an exercise price of $5.28 per share held by the Trust, (iii) a common stock purchase warrant to acquire 142,857 shares of common stock at an exercise price of $5.28 per share held by the Trust, (iv) a stock option to acquire 50,000 shares of common stock at $7.01 per share and (v) a stock option to acquire 10,000 shares of common stock at $7.21 per share. Mr. Samuels is a trustee of the Trust.

(7)	Represents (i) a stock option to acquire 10,000 shares of common stock at $2.50 per share, (ii) a stock option to acquire 50,000 shares of common stock at $2.60 per share, (iii) a stock option to acquire 70,000 shares of common stock at $0.10 per share, (iv) a stock option to acquire 10,000 shares of common stock at $1.40 per share and (v) a stock option to acquire 10,000 shares of common stock at $1.75 per share.

(8)	Represents (i) 75,000 shares of common stock held by the Gerald B. Budde Living Trust dated September 8, 2004, (ii) a stock option to acquire 50,000 shares of common stock at an exercise price of $7.01 per share and (iii) a stock option to acquire 10,000 shares of common stock at $7.21 per share. Gerald Budde is the trustee of the Gerald B. Budde Living Trust dated September 8, 2004.

(9)	Represents a stock option to acquire 50,000 shares of common stock at an exercise price of $8.20 per share.

(10)	Represents (i) a stock option to acquire 25,000 shares of common stock at $5.28 per share, (ii) a stock option to acquire 20,000 shares of common stock at $1.75 per share, (iii) a stock option to acquire 20,000 shares of common stock at $4.99 per share and (iv) a stock option to acquire 20,000 shares of common stock at $7.21 per share.

(11)	Represents (i) a stock option to acquire 12,500 shares of common stock at $5.28 per share, (ii) a stock option to acquire 22,000 shares of common stock at $7.21 per share, (iii) a stock option to acquire 25,000 shares of common stock at $4.99 per share, (iv) a stock option to acquire 25,000 shares of common stock at $1.75 per share, (v) a stock option to acquire 15,000 shares of common stock at $1.50 per share, (vi) a stock option to acquire 73,433 shares of common stock at $0.10 per share and (vii) a stock option to acquire 30,000 shares of common stock at $4.00 per share.

5

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 — Proposal for the Election of Five Directors” on page 20. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Our Board currently consists of five persons, all of whom have been nominated by the Company to stand for re-election.

Name	Age	Position
Raymond J. Chess (1)(2*)	58	Director, Chairman
Harry DeMott (2)(3*)	49	Director
H. Benjamin Samuels (1)(3)	50	Director
Gerald B. Budde (1*)(2)(3)	56	Director
Stephen S. Burns	56	Director, Chief Executive Officer, Secretary and Treasurer

(1)       Audit Committee

(2)       Nominating and Corporate Governance Committee

(3)       Compensation Committee

*          Committee Chair

Involvement in Certain Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Board meetings during fiscal 2016

During 2016, the Board of Directors held six meetings. Each director attended all of the meetings of the Board and the all of the meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has determined that the members are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Budde is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The Audit Committee’s principal functions include:

●	reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;
●	reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;
●	recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;
●	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;
●	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;
●	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and
●	reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2016, the audit committee met one time. A copy of the Audit Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

6

Compensation Committee

Our compensation committee consists of Harry DeMott, Gerald Budde and Benjamin Samuels. Our board of directors has determined that each of the members are an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. During 2016, the Compensation Committee met one time. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and approve the Company’s compensation guidelines and structure;

●	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation; and

●	periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Raymond Chess, Gerald Budde and Harry DeMott. Our board of directors has determined that each of the members of the Governance Committee is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law. The Governance Committee’s principal functions include:

●	developing and maintaining our corporate governance policy guidelines;

●	developing and maintaining our codes of conduct and ethics;

●	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

●	evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

●	selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2016, the Governance Committee met one time. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. In identifying potential independent board of directors’ candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed. In general, in considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders.

7

Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Nomination of Directors

As provided in its charter, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Nominating and Corporate Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the committee. The Nominating and Corporate Governance Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Nominating and Corporate Governance Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

8

At least a majority of the directors on the Board must be Independent Directors as this term is defined in the rules of THE NASDAQ STOCK MARKET, INC.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer. Our Chair presides over all meetings of the Board of Directors, including executive sessions of the independent directors which are held at each Board meeting. He briefs the Chief Executive Officer on issues arising in executive sessions and communicates frequently with him on matters of importance. He has responsibility for shaping the Board’s agenda and consults with all directors to ensure that the board agendas and board materials provide the Board with the information needed to fulfill its responsibilities. From time to time he may also represent the Company in interactions with external stakeholders at the discretion of the Board.

The Board of Directors has determined that each of our current directors, except for Mr. Burns, is an “independent director” as that term is defined in the listing standards of THE NASDAQ STOCK MARKET, INC. The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence standards applicable to those committees prescribed by THE NASDAQ STOCK MARKET, INC. and the SEC. In making this decision, the Board considered all relationships between the Company and the directors. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Workhorse Group Inc., c/o Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140 or emailing to julio.rodriguez@workhorse.com. At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Chief Financial Officer would contact either the Chair of the Board of Directors or the chairperson of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees including our Chief Executive Officer and Chief Financial Officer and principal accounting officer. The Code of Ethics and Business Conduct is posted on our website at http://www.workhorse.com.

9

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Raymond Chess	53,333	-		-	-	-	53,333
Benjamin Samuels	16,667	-		-	-	-	16,667
Gerald Budde	16,667	-		-	-	-	16,667
Stephen S. Burns	16,667	-		-	-	-	16,667
James Taylor *	56,667	-		-	-	-	56,667

*	Resigned

On October 24, 2013, Raymond J. Chess was appointed as a director of the Company. Prior to joining the Board of Directors, Mr. Chess served on our advisory board pursuant to which he received a stock option to acquire 10,000 shares of common stock at an exercise price of $2.50 per share. On October 24, 2013, Mr. Chess entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. Chess options to purchase 50,000 shares of the Company’s common stock at $2.60 per share. The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every six months thereafter for a total of 50,000 shares. In addition, for services as a director Mr. Chess has received a stock option to acquire 70,000 shares of common stock at $0.10 per share on July 1, 2014, a stock option to acquire 10,000 shares of common stock at $1.40 per share on December 19, 2014 and a stock option to acquire 10,000 shares of common stock at $1.75 per share on August 13, 2015.

On December 17, 2015, Messrs. Budde and Samuels entered into letter agreements with the Company pursuant to which they were each appointed as directors of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Messrs. Budde and Samuels options to purchase 50,000 shares of the Company’s common stock at $7.01 per share.  The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares. On August 16, 2016, Messrs. Budde and Samuels were each granted options to purchase 10,000 shares of the Company’s common stock at $7.21 per share.  The options will expire five years from the vesting period with 2,500 options vesting upon the signing of the agreement and 2,500 every six months thereafter for a total of 10,000 shares.

On September 14, 2016, Mr. DeMott entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. DeMott an option to purchase 50,000 shares of the Company’s common stock at $8.20 per share. The option will expire five (5) years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

The Company’s compensation policy for the above directors was based on comparisons of other companies’ remunerations made to their Chairman and other directors and the value of their expertise to the Company.

10

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2016 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on PCAOB AS 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted by the Audit Committee,

Gerald Budde, Chair

Raymond Chess

Benjamin Samuels

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

11

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed annually by our Board of Directors and hold office until their successors are elected and duly qualified unless otherwise specified in an individual’s employment agreement. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company, and their ages as of *, 2017 are as follows:

Name	Age	Position
Stephen S. Burns	56	Chief Executive Officer, Treasurer and Secretary
Duane Hughes	53	Chief Operating Officer and President
Julio C. Rodriguez	58	Chief Financial Officer

Biographical information regarding our executive officers as of *, 2017 is set forth below:

Stephen S. Burns, Director, Chief Executive Officer, Treasurer and Secretary

Mr. Burns is a Co-Founder in the Company and has served as the Company’s CEO since inception. Mr. Burns was appointed as CEO, and Secretary of the Company on December 28, 2009. Mr. Burns had founded several companies, most recently iTookThisOnMyPhone.com, a mobile photo and video-sharing technology company, MobileVoiceControl, Inc. a developer of high-end speech recognition software for smartphones sold to Nuance Communications (NASDAQ:NUAN), Inc. in 2006, AskMeNow [OTC:AKMN] a mobile search and information delivery system sold to Ocean West Holdings in 2005, PocketScript, the leading mobile electronic prescription system in the world which was sold to ZixCorp [NASDAQ:ZIXI] in 2002, Over The Line/AdLink, sold to Gannett Co. Inc. (NYSE:GCI) in 1994 and the design and development of Suspension Parameter Measurement Machines.

Duane Hughes, Chief Operating Officer and President

Mr. Hughes is a senior-level executive with more than 20 years experience including direct business relationships in the automotive, advertising, and technology segments. Prior to joining Workhorse/AMP Electric Vehicles, Mr. Hughes served as Chief Operating Officer for Cumulus Interactive Technologies Group. As COO, Mr. Hughes was responsible for managing the company’s day-to-day sales and operations. He was responsible for all operations of the business unit. Prior to Cumulus ITG, Mr. Hughes spent nearly fifteen years in senior management positions with Gannett Co., Inc., including his duties as Vice President of Sales and Operations for Gannett Media Technologies International.

Julio C. Rodriguez, Chief Financial Officer

Mr. Rodriguez became the Company’s Chief Financial officer on September 14, 2016. Mr. Rodriguez is a finance executive with over 25 years of experience in financial and operational leadership roles within various industries including the automotive industry. Most recently, he served in various executive roles for Genuine Parts Company (“GPC”) including Director Process Improvement for GPC corporate, and Vice President Finance & Corporate Secretary for Johnson Industries, a subsidiary of GPC. Prior to GPC, Mr. Rodriguez served as Director of International Finance for Federal Mogul an OEM manufacturer of automotive systems, and Director of Finance for Chiquita Brands International in the fruit ingredients manufacturing division. Mr. Rodriguez was a Certified Public Accountant until he left public accounting working for Arthur Andersen for 8 years. Mr. Rodriguez holds a Bachelor of Science degree in Business Administration and a Bachelor of Science degree in Accounting from Catholic University Caracas, Venezuela.

12

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

Compensation Committee

Our compensation committee consists of Harry DeMott, Gerald Budde and Benjamin Samuels. Our board of directors has determined that each of the members are an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. During 2016, the Compensation Committee met one time. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and approve the Company’s compensation guidelines and structure;

●	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation; and

●	periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Overview of Executive Compensation

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the commercial transportation industry, which is a competitive, global labor market.

The Compensation Committee’s compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Compensation Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management’s compensation with the long-term interests of shareholders. In determining executive management’s compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

13

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

●	to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

●	to reward each executive based on individual and corporate performance and to incentivize such executives to drive the organization’s current growth and sustainability objectives.

The following key principles guide the Company’s overall compensation philosophy:

●	compensation is designed to align executives to the critical business issues facing the Company;

●	compensation should be fair and reasonable to shareholders and be set with reference to the local market and similar positions in comparable companies;

●	an appropriate portion of total compensation should be equity-based, aligning the interests of executives with shareholders; and

●	compensation should be transparent to the Board of Directors, executives and shareholders.

Compensation Elements and Rationale

There are two basic components to the Company’s executive compensation program: base salary and long-term incentive equity compensation. The Compensation Committee determined that it would continue evaluating and evolving the compensation program design against best market practices as the Company experiences further growth. We intend to add short-term incentive cash awards in the near future.

Base Salary

Base salary is the foundation of the compensation program and is intended to compensate competitively relative to comparable companies within our industry and the marketplace where we compete for talent. Base salary is a fixed component of the compensation program and is used as the base to determine elements of incentive compensation and benefits.

Long-Term Incentive (Equity)

The Company’s long-term incentive program provides for the granting of stock options to executive officers to both motivate executive performance and retention, as well as to align executive officer performance to shareholder value creation. In awarding long-term incentives, the Company compares the long-term incentive program to that of comparable companies within our industry and evaluates such factors as the number of options available under its Stock Incentive Plan and the number of options outstanding relative to the number of shares outstanding. The Company has historically sought to award stock options on a competitive basis based on a comparison with comparable companies.

Each long-term incentive grant is based on the level of the position held and overall market competitiveness. The Compensation Committee takes into consideration previous grants when it considers new grants of options.

The Board of Directors fixes the exercise price of stock options at the time of the grant based on the market price on the Nasdaq.

In Fiscal 2016, long-term equity incentive plan awards were awarded to the executive officers in the form of stock options.

14

Our Board of Directors adopted the Company’s 2016 Stock Incentive Plan. On June 29, 2016 our shareholders ratified the 2016 Stock Incentive Plan.

The following table summarizes the pay mix for the executive officers and illustrates the percentage of fixed versus at-risk pay for the fiscal year ended December 31, 2016:

Name and Principal Position	Base Salary	Stock Options (LTIP)
Stephen S. Burns	54%	46%
CEO and Director

Duane Hughes	54%	46%
President

Julio C. Rodriguez	55%	45%
Chief Financial Officer

Non-Cash Compensation

The Company provides standard health benefits to its executives, including medical, dental and disability insurance.

The Company’s non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

Review of Executive Officer Performance

On an annual basis, the Compensation Committee reviews the overall compensation package for our executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the executive officers at various times throughout the year, which assists the Compensation Committee in forming its own assessment of each individual’s performance. The executive officers are not present during voting or deliberations of the Compensation Committee relating to executive compensation.

In determining the compensation for the executive officers, the Compensation Committee considers compensation paid to executive officers of other companies within the industry, the executive’s performance in meeting goals, the complexity of the management position and the experience of the individual. During 2016, the Company’s operations were still in development and no significant portion of the executive’s pay was linked to performance goals. During 2017, the Company intends to set individual and/or corporate performance goals.

Executive and Director Compensation

Director Compensation

On October 24, 2013, Raymond J. Chess was appointed as a director of the Company. Prior to joining the Board of Directors, Mr. Chess served on our advisory board pursuant to which he received a stock option to acquire 10,000 shares of common stock at an exercise price of $2.50 per share. On October 24, 2013, Mr. Chess entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. Chess options to purchase 50,000 shares of the Company’s common stock at $2.60 per share. The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every six months thereafter for a total of 50,000 shares. In addition, for services as a director Mr. Chess has received a stock option to acquire 70,000 shares of common stock at $0.10 per share on July 1, 2014, a stock option to acquire 10,000 shares of common stock at $1.40 per share on December 19, 2014 and a stock option to acquire 10,000 shares of common stock at $1.75 per share on August 13, 2015.

On December 17, 2015, Messrs. Budde and Samuels entered into letter agreements with the Company pursuant to which they were each appointed as directors of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Messrs. Budde and Samuels options to purchase 50,000 shares of the Company’s common stock at $7.01 per share. The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares. On August 16, 2016, Messrs. Budde and Samuels were each granted options to purchase 10,000 shares of the Company’s common stock at $7.21 per share. The options will expire five years from the vesting period with 2,500 options vesting upon the signing of the agreement and 2,500 every six months thereafter for a total of 10,000 shares.

On September 14, 2016, Mr. DeMott entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. DeMott an option to purchase 50,000 shares of the Company’s common stock at $8.20 per share. The option will expire five (5) years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

15

The Company’s compensation policy for the above directors was based on comparisons of other companies’ remunerations made to their Chairman and other directors and the value of their expertise to the Company.

Executive Compensation

Messrs Burns, Hughes and Rodriguez are retained according to employment agreements with our Company, and each individual’s compensation for serving as an executive officer of the Company is disclosed below in the “Summary Compensation Table”. The compensation committee is presently contemplating amending and/or restating the employment agreements to provide for a uniform structure and in order to appropriately update such agreements.

The Company’s compensation policy for each of the above parties is based on comparisons of other companies’ remunerations made to each of the respective positions and the value that each executive’s expertise to the Company.

Pension Benefits

None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

Each of the Company’s executive employment agreements with Messrs Burns, Rodriguez and Hughes contemplates the case of termination due to various provisions whereby the named executive officers will receive severance payments, as described below.

Compensation and Risk

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure our executive compensation program does not incentivize risk outside the Company’s risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

●	appointed a Compensation Committee which is composed entirely of independent directors to oversee the executive compensation program;

●	the use of deferred equity compensation in the form of stock options to encourage a focus on long-term corporate performance versus short-term results; and

●	disclosure of executive compensation to stakeholders;

Consideration of Most Recent Shareholder Advisory Vote on Executive Compensation

As required by Section 14A of the Exchange Act, at our 2016 Annual Meeting of Stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving approximately 74% of the vote of the stockholders present in person or represented by proxy and voting at the meeting. We considered this vote to be a ratification of our current executive compensation policies and decisions and, therefore, did not make any significant changes to our executive compensation policies and decisions based on the vote.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of our Compensation Committee during Fiscal 2016 was a current or former officer or employee of our Company or engaged in certain transactions with our Company required to be disclosed by regulations of the SEC. Additionally, during Fiscal 2016 there were no Compensation Committee “interlocks,” which generally means that no executive officer of our Company served: (a) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; (b) as a director of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; or (c) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

16

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in this Annual Report. This report is provided by the following independent directors, who comprise the Compensation Committee: Harry DeMott, Benjamin Samuels and Gerald Budde.

The following summary compensation table sets out details of compensation paid to (a) our principal executive officer; (b) each of our two most highly compensated executive officers who served as executive officers during the fiscal year ended December 31, 2016; and (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the fiscal year ended December 31, 2016, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation did not exceed $100,000 for the fiscal year ended December 31, 2016:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen S. Burns	2016	275,000	-	-	231,231	-	-	-	506,231
CEO and Director	2015	275,000	-	-	111,900	-	-	-	386,900

Duane Hughes	2016	144,000			125,063				269,063
President	2015	138,000	-	-	44,760	-	-	-	182,760

Julio C. Rodriguez	2016	150,000			125,063				275,063
Chief Financial Officer	2015	150,000	-	-	55,950	-	-	-	205,950

Executive Employment Agreements

On May 19, 2017, Stephen S. Burns and the Company entered into an Executive Retention Agreement whereby Mr. Burns was retained as Chief Executive Officer in consideration of an annual salary of $350,000. Further, the Company entered Executive Retention Agreements with Duane Hughes as Chief Operating Officer/President at an annual salary of $275,000 and Julio Rodriguez as Chief Financial Officer at an annual salary of $225,000. Subject to the Company adopting an equity incentive plan and increasing its authorized shares of common stock, the Company also granted stock options exercisable at $5.28 per share to Mr. Burns, Mr. Hughes and Mr. Rodriguez Stock Options to acquire 1,000,000, 400,000 and 200,000 shares of common stock of the Company, respectively, which are exercisable for a period of ten years. The Stock Options vest in 16 equal quarterly tranches.

For each executive, the Company has agreed to provide a bonus of 25% of their base salary upon the Company achieving 75% of annual revenue targets established by the Board of Directors and management. The cash bonus will be increased to 37.5% and 50% of the base salary in the event that 100% or 125% of the revenue target is achieved, respectively. The Company and the executives also each entered into an Indemnification Agreement. The employment of each of the executives is at will and may be terminated at any time, with or without formal cause.

Pursuant to the terms of the executive retention agreements, the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreements. In the event of a termination upon a change of control or an involuntary termination, the executives are entitled to receive an amount equal to 12 months of their base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. In addition, the vesting on any equity award held by the executive officer will be accelerated in full upon a change of control or an involuntary termination. In the event the executive is terminated for cause, then the vesting of all equity awards shall cease and such equity awards will be terminated. In the event the executive leaves for any reason that is not considered a good reason, then the vesting of equity award shall cease. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for twelve months, at the Company’s expense upon termination upon a change of control or an involuntary termination.

17

In addition to the salary and any bonus, each of the executive officers will be entitled to receive health and fringe benefits that are generally available to the Company’s management employees in accordance with the then existing terms and conditions of the Company’s policies. As additional compensation, prior to the entering of the executive retention agreements in May 2017, the Company has:

-       granted Mr. Burns a stock option to acquire 35,000 shares of common stock at $7.21 per share, a stock option to acquire 10,000 shares of common stock at $7.21 per share, a stock option to acquire 40,000 shares of common stock at $4.99 per share, a stock option to acquire 50,000 shares of common stock at $1.75 per share, a stock option to acquire 50,000 shares of common stock at $1.40 per share, a stock option to acquire 281,440 shares of common stock at $0.10 per share, a stock option to acquire 50,000 shares of common stock at $1.75 per share, a stock option to acquire 40,000 shares of common stock at $2.90 per share, a stock option to acquire 50,000 shares of common stock at $6.00 per share, a stock option to acquire 30,000 shares of common stock at $1.10 per share, a stock option to acquire 30,000 shares of common stock at $7.20 per share, and a stock option to acquire 60,000 shares of common stock at $4.00 per share.

-       granted Mr. Rodriguez a stock option to acquire 22,000 shares of common stock at $7.21 per share, a stock option to acquire 25,000 shares of common stock at $4.99 per share, (iv) a stock option to acquire 25,000 shares of common stock at $1.75 per share, (v) a stock option to acquire 15,000 shares of common stock at $1.50 per share, (vi) a stock option to acquire 73,433 shares of common stock at $0.10 per share and (vii) a stock option to acquire 30,000 shares of common stock at $4.00 per share.

-       granted Mr. Hughes a stock option to acquire 20,000 shares of common stock at $1.75 per share, a stock option to acquire 20,000 shares of common stock at $4.99 per share and a stock option to acquire 20,000 shares of common stock at $7.21 per share.

Grants of Plan Based Awards

We granted awards to the Named Executive Officers in the fiscal year ended December 31, 2016, as follows:

Name	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	All Other Stock Awards: Number of Securities Underlying	Exercise Price of Options Awards	Grant Data Fair Value of Stock and Options Awards
Stephen S. Burns	8/16/2016		10,000		10,000		7.2100	3.1766
CEO and Director	8/16/2016		35,000		35,000		7.2100	3.1766
	2/3/2016		40,000		40,000		4.9900	2.2071

Duane Hughes	8/16/2016		22,000		22,000		7.2100	3.1766
President	2/3/2016		25,000		25,000		4.9900	2.2071

Julio C. Rodriguez	8/16/2016		22,000		22,000		7.2100	3.1766
Chief Financial Officer	2/3/2016		25,000		25,000		4.9900	2.2071

Option Exercises and Stock Vested

There were no options exercised or stock vested for the year ended December 31, 2016.

18

Outstanding Equity Awards

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2016, and each person who served as an executive officer of the Company as of December 31, 2016:

	Outstanding Equity Awards at Fiscal Year-End
	Option awards					Stock awards
Name and principal position	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Stephen S. Burns	10,000	7,222	0	$7.21	8/15/2021	0	$0	0	$0
CEO and Director	35,000	25,278	0	$7.21	8/15/2021	0	$0	0	$0
	40,000	13,333	0	$4.99	2/1/2021	0	$0	0	$0
	50,000	2,778	0	$1.75	8/11/2020	0	$0	0	$0
	50,000	0	0	$1.40	12/18/2019	0	$0	0	$0
	16,667	0	0	$0.10	6/30/2019	0	$0	0	$0
	40,000	0	0	$0.10	6/30/2019	0	$0	0	$0
	50,000	0	0	$0.10	6/30/2019	0	$0	0	$0
	174,773	0	0	$0.10	6/30/2019	0	$0	0	$0
	40,000	0	0	$2.90	3/14/2018	0	$0	0	$0
	30,000	0	0	$7.20	12/5/2020	0	$0	0	$0
	60,000	0	0	$4.00	11/15/2020	0	$0	0	$0

Duane Hughes	22,000	15,889	0	$7.21	8/15/2021	0	$0	0	$0
President	25,000	8,333	0	$4.99	2/1/2021	0	$0	0	$0
	20,000	1,111	0	$1.75	8/11/2020	0	$0	0	$0

Julio C. Rodriguez	22,000	15,889	0	$7.21	8/15/2021	0	$0	0	$0
CFO	25,000	8,333	0	$4.99	2/1/2021	0	$0	0	$0
	25,000	1,389	0	$1.75	8/11/2020	0	$0	0	$0
	15,000	0	0	$1.40	12/18/2019	0	$0	0	$0
	49,323	0	0	$0.10	6/30/2019	0	$0	0	$0
	4,110	0	0	$0.10	6/30/2019	0	$0	0	$0
	20,000	0	0	$0.10	6/30/2019	0	$0	0	$0
	30,000	0	0	$4.00	8/6/2018	0	$0	0	$0

No Pension Benefits

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

19

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Raymond J. Chess	58	Director, Chairman
Harry DeMott	49	Director
H. Benjamin Samuels	50	Director
Gerald B. Budde	56	Director
Stephen S. Burns	56	Director, Chief Executive Officer, Secretary and Treasurer

Raymond J. Chess, Chairman of the Board of Directors

Prior to joining the Company, Mr. Chess served as a Global Vehicle Line Executive for General Motors Co. (“GM”), where he was responsible for global, cross functional general management of the GM crossover market segment from May 2009 through December 2012. Prior to this, from August 2001 until April 2009, Mr. Chess was responsible for GM’s commercial truck segment. Previous GM assignments included leadership roles in the full size truck segment, metal fabrication and body assembly. Mr. Chess’s background includes broad, hands-on manufacturing leadership roles with manufacturing, engineering and manufacturing floor operations. Mr. Chess holds a Bachelor’s of Science degree in Mechanical Engineering from Kettering University and an MBA from Indiana University. Mr. Chess’ business management and experience and knowledge in the automobile industry led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Harry DeMott, Director

Mr. DeMott, has more than 25 years experience in the investment community, having worked as an analyst and portfolio manager at leading brokerage firms and investment management firms. He has also served on the boards of several companies. He is a long-time operator and investor in the media, sports and entertainment industries. He is the co-founder of Raptor Ventures I LP, where he has been a General Partner since February 2011. In addition, Mr. DeMott is a member of the Board of Directors of Fan Manager, SecurityPoint Media, Signal360 and Ticket Evolution. He also serves as founder and managing partner for Hamerle Investments, a family investment company. Prior to co-founding Raptor Ventures, Mr. DeMott served on the Board of Directors of Pandora Media, Inc. from 2006 through 2011. Earlier, he served as senior analyst at Knighthead Capital Management, analyst at King Street Capital Management, portfolio manager at Bourgeon Capital Management and managing member and founder at Gothic Capital Management. During this 16-year period, Mr. DeMott focused on finding, fostering and investing in disruptive technology companies. He previously spent nine years at First Boston (now Credit Suisse), where he was a director in the equity research division specializing in radio, TV, outdoor advertising and cell towers. He earned a bachelor of arts in economics from Princeton University in 1988 and a MBA in finance from New York University in 1991. Mr. DeMott’s business management and financial experience and knowledge led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

H. Benjamin Samuels, Director

Mr. Samuels served as CEO of Victory Packaging from May 2007 through 2015, during which time he led an executive team which currently manages more than 1,500 employees. In 2015, Mr. Samuels was appointed as Co-President after Victory Packaging was acquired by KapStone Paper and Packaging Corporation. From 1997 through 2007, Mr. Samuels served as Vice Chairman and leader of Victory Packaging’s national accounts group, real estate, finance and legal departments, achieving a period of unprecedented growth in sales and revenues. Mr. Samuels joined Victory Packaging in 1995 as its regional operating manager of Texas.

20

Mr. Samuels is an active member in the community, where he recently served as the Chairman of the Houston Food Bank. Mr. Samuels also served as the President of the Houston Chapter of the American Jewish Committee before joining its National Board of Governors. Mr. Samuels served on the boards of and held leadership positions with American Leadership Forum, Serve Houston, Holocaust Museum Houston, Jewish Federation of Greater Houston and Jewish Family Service. Mr. Samuels received a Bachelor’s degree in American studies and economics from Amherst College in Massachusetts as well as an MBA from the Harvard Graduate School of Business Administration. Mr. Samuels business, management and financial knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Gerald Budde, Director

From September 2011 through the present, Mr. Budde serves as the Chief Financial Officer of AssuredPartners NL, LLC and maintains titles for other affiliated companies. Mr. Budde was previously the Chief Financial Officer and shareholder of Neace Lukens Holding Company and Subsidiaries from July 2003 through September 2011, when it was acquired by Assured Partners Capital, Inc. AssuredPartners was founded in 2011 and is a national partnership of leading independent property and casualty and employee benefits brokerage firms. Mr. Budde was the Machine Tool Group Controller of Cincinnati Milacron Inc. from April 1994 to October 1998, at which time he was appointed as Vice President of Finance after Cincinnati Milacron’s machine tool group was acquired by UNOVA Industrial Automation Systems, Inc. Mr. Budde remained in that role prior to joining Neace Lukens in 2003. Mr. Budde was a Certified Public Accountant until he left public accounting Ernst & Young after 11 years of service in 1994. Mr. Budde is currently a member of the Board of Trustees and the Finance Committee of Mt. Notre Dame high school and is also a member of the Finance Commission of St. Margaret of York parish and school. Mr. Budde received a Bachelor’s degree in Accounting from the University of Dayton. Mr. Budde’s business management and accounting experience and knowledge led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Stephen S. Burns, Director, Chief Executive Officer, Treasurer and Secretary

Mr. Burns is a Co-Founder in the Company and has served as the Company’s CEO since inception. Mr. Burns was appointed as CEO, Treasurer and Secretary of the Company on December 28, 2009. Mr. Burns had founded several companies, most recently iTookThisOnMyPhone.com, a mobile photo and video-sharing technology company, MobileVoiceControl, Inc. a developer of high-end speech recognition software for smartphones sold to Nuance Communications (NASDAQ:NUAN), Inc. in 2006, AskMeNow [OTC:AKMN] a mobile search and information delivery system sold to Ocean West Holdings in 2005, PocketScript, the leading mobile electronic prescription system in the world which was sold to ZixCorp [NASDAQ:ZIXI] in 2002, Over The Line/AdLink, sold to Gannett Co. Inc. (NYSE:GCI) in 1994 and the design and development of Suspension Parameter Measurement Machines. Mr. Burns’ experience as the Company’s Chief Executive Officer and technical and business management experience, led to the conclusion that Mr. Burns should serve on the Board of Directors, given the Company’s business and structure.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
THE NOMINEES DESCRIBED ABOVE.

21

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Clark, Schaefer, Hackett & Co. (“CSH”), our independent auditors, audited our financial statements for the 2016 fiscal year. The Audit Committee selected CSH as the independent auditors of the Company for the fiscal year ending December 31, 2017. Representatives of CSH are not expected to attend the 2017 Annual Meeting of Stockholders. CSH was first engaged by us for the year ended December 31, 2009.

During the years ended December 31, 2016 and 2015, neither the Company nor anyone acting on its behalf consulted with CSH regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, nor did CSH receive any fees for any services during that time period.

The total fees charged to the Company by Clark Schaefer Hackett & Company, the Company’s independent registered public accounting firm, are as follows ($ thousands):

	Audit	Taxes	Other	Total
2016	47.0	6.1	47.2	100.4
2015	71.2	4.8	2.4	78.4

The current policy of the directors, acting as the audit committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10Q filings. Fees charged by Clark, Schaefer Hackett & Company were approved by the Board with engagement letters signed by the Chairman of the audit committee.

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the auditor. The Audit Committee has approved all audit services performed by the auditor for the year ended December 31, 2016.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO. AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2017.

22

PROPOSAL NO. 3

APPROVAL OF THE WORKHORSE GROUP INC. 2017 INCENTIVE STOCK PLAN AND THE RESERVATION OF 5,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

At the Annual Meeting, the Company’s stockholders are being asked to approve the 2017 Incentive Stock Plan (the “2017 Incentive Plan”) and to authorize 5,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2017 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2017 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Secretary at the Company’s principal offices.

General

The 2017 Incentive Plan was adopted by the Board of Directors. The Board of Directors has reserved 5,000,000 shares of Common Stock for issuance under the 2017 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder.

The 2017 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2017 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. In the event that the 2017 Incentive Plan is not adopted the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2017 Incentive Plan is administered by a committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All questions of interpretation of the 2017 Incentive Plan are determined by the Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2017 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2017 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2017 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such

Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Committee at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the “Grant Date”). Each Option shall be subject to earlier termination as expressly provided in the 2017 Incentive Plan or as determined by the Committee, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

23

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2017 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2017 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2017 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2017 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2017 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient, if any.

Nonstatutory Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

24

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2017 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the 2017 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE ” FOR ” THE APPROVAL OF THE WORKHORSE GROUP INC. 2017
INCENTIVE PLAN AND THE RESERVATION OF 5,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

25

PROPOSAL NO. 4

NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding, advisory vote to approve of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

Please read the “Compensation Discussion and Analysis” beginning on page 13 for additional details about our executive compensation program, including information about the fiscal year 2016 compensation of our named executive officers. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to vote for or against approval of the compensation of the named executive officers that is disclosed in this Proxy Statement by voting on the following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2017 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it is not binding on either the Board of Directors or the Company. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Required Vote

Adoption of the resolution requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE
THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE
COMPANY’S EXECUTIVE OFFICERS.

26

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FROM 50,000,000 TO 100,000,000

At the Annual Meeting, the Company’s stockholders are being asked to approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. The following is a summary of the proposal.

Description of the Amendment

Recently, our Board of Directors approved an amendment to Article 4 of our Articles of Incorporation, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Articles of Incorporation from 50,000,000 to 100,000,000 shares. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

RESOLVED, that the Corporation is hereby authorized to amend Article IV of the Corporation’s Articles of Incorporation by deleting such Article IV in full and replacing it with the following:

“ARTICLE IV

Authorized Shares:

FOURTH: The authorized capital stock of this Corporation is 175,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock with full voting rights and with a par value of $0.001 per share, and 75,000,000 shares of preferred stock, with a par value of $.001 per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation’s Board of Directors (the “Board”) providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

Pursuant to NRS 78.385 and NRS 78.390, and any successor statutory provisions, the Board of Directors is authorized to adopt n resolution to increase, decrease, add, remove or otherwise alter any current or additional classes or series of this Corporation’s capital stock by a board resolution amending these Articles, in the Board or Directors’ sole discretion for increases or decreases of any class or series of authorized stock where applicable pursuant to NRS 78.207 and any successor statutory provision, or otherwise subject to the approval of the holders of at least a majority or shares having voting rights, either in a special meeting or the next annual meeting of shareholders. Notwithstanding the foregoing, where any shares of any class or series would be materially and adversely affected by such change, shareholder approval by the holders of at least a majority of such adversely affected shares must also be obtained before filing an amendment with the Office of the Secretary of State of Nevada. The capital stock of this Corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the Corporation.”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Articles of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Secretary of State for the State of Nevada, and (iii) pay any fees and take any other action necessary to effect the Articles of Amendment and the foregoing resolution.

The Company shall have the right to make any additional changes to the proposed amendment as required by the Nevada Secretary of State to complete the purpose of such filing.

If the Amendment to the Articles of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the Nevada Secretary of State of the State. The Company expects to file the Amendment to the Articles of Incorporation with the Nevada Secretary of State promptly after its approval by stockholders .

Purpose of the Amendment

Since inception, we have incurred losses. To fund operations, we may need to rely on additional financings from the sale of our securities. In addition, we have rewarded employees, directors and consultants with stock option grants. We intend in the future to continue this process.

27

As of *, 2017, we have * shares of Common Stock issued and outstanding. In addition, we have * shares of common stock reserved for issuance under stock options and * shares of common stock reserved for issuance under Common Stock Purchase Warrants.

Except as set forth below, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. In addition to the outstanding and reserved shares described above, we may issue additional shares of Common Stock and/or securities convertible or exercisable into Common Stock, which are necessary to finance our continuing operations. If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. Our current amount of authorized and unissued shares of Common Stock is not sufficient for both (i) our current and future financing needs and (ii) our commitments under outstanding options, warrants and convertible notes. Thus, we need to increase the shares of Common Stock authorized by our articles of incorporation. Further, on May 19, 2017, Stephen S. Burns and the Company entered into an Executive Retention Agreement whereby Mr. Burns was retained as Chief Executive Officer in consideration of an annual salary of $350,000. Further, the Company entered Executive Retention Agreements with Duane Hughes as Chief Operating Officer/President at an annual salary of $275,000 and Julio Rodriguez as Chief Financial Officer at an annual salary of $225,000. Subject to the Company adopting an equity incentive plan and increasing its authorized shares of common stock, the Company also granted stock options exercisable at $5.28 per share to Mr. Burns, Mr. Hughes and Mr. Rodriguez Stock Options to acquire 1,000,000, 400,000 and 200,000 shares of common stock of the Company, respectively, which are exercisable for a period of ten years. The Stock Options vest in 16 equal quarterly tranches.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Articles of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our stockholders , except as provided under applicable Nevada law or any national securities exchange on which shares of our common stock are then listed or traded. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

Required Vote

Approval of the amendment to the Certificate of Incorporation to increase the shares of common stock authorized requires the receipt of the affirmative vote of a majority of the total possible votes represented by the Company’s common stock outstanding as of the record date.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES.

28

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Workhorse’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 may be obtained without charge by writing to the Chief Financial Officer, Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140. Workhorse’s Annual Report on Form 10-K can also be found on Workhorse’s website: www.workhorse.com.

Stockholders Proposals for the 2018 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2018 annual meeting must be received by the Company no later than *, 2018 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2018 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days in advance of the one year anniversary date of the date on which the Company first sent its proxy materials for the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2018 annual meeting of stockholders, notice must be provided to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140 no later than *, 2018. If a stockholder fails to provide timely notice of a proposal to be presented at the 2018 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Raymond Chess
Raymond Chess
Chair of the Board of Directors

29

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Workhorse Group Inc.	As a shareholder of Workhorse Group Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on *, 2017.

INTERNET/MOBILE – www.*.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 ( ) Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	T
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS, “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

1.	Election of Directors			3. To approve the Company’s 2017 Incentive Stock Plan and the reservation of 5,000,000 shares of common stock for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	NOMINEES : (1) Raymond Chess	FOR ☐	WITHHOLD ☐
	(2) Harry DeMott	FOR ☐	WITHHOLD ☐
	(3) H. Benjamin Samuels	FOR ☐	WITHHOLD ☐	4 To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(4) Gerald B. Budde	FOR ☐	WITHHOLD ☐
	(5) Stephen S. Burns	FOR ☐	WITHHOLD ☐	5 To approve the amendment of the Articles of Incorporation to increase the authorized shares of common stock to 100,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Proposal to ratify the appointment of CLARK, SCHAEFER, HACKETT & CO. as the Company’s independent auditors for the fiscal year ending December 31, 2017.	FOR ☐	AGAINST ☐	ABSTAIN ☐	I plan on attending the meeting ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2017.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on *, 2017

The proxy statement and our 2016 Annual Report on Form 10-K to Stockholders are available at http://www.*.com

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY

Workhorse Group Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON *, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Stephen S. Burns and Julio C. Rodriguez or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock of Workhorse Group Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at 100 Commerce Drive, Loveland, Ohio 45140 on, *, 2017, at 10:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors, FOR Proposals 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT — This Proxy must be signed and dated on the reverse side.)